UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐

Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐
Definitive Proxy Statement

☒
Definitive Additional Materials

☐
Soliciting Material Pursuant to Section 240.14a-12

CLARIVATE PLC

(Name of Registrant as Specified In Its Charter)
n/a

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Your **Vote** Counts!

CLARIVATE PLC

2024 Annual General Meeting
Vote by May 3, 2024
11:59 PM ET



Clarivate™

CLARIVATE PLC
70 ST MARY AXE
LONDON EC3A 8BE
UNITED KINGDOM

V41322-P04636

You invested in CLARIVATE PLC and it's time to vote!

You have the right to vote on proposals being presented at the Annual General Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 7, 2024.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 23, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

May 7, 2024
1:00 PM BST/8:00 AM EDT

Clarivate Plc
70 St Mary Axe
London EC3A 8BE
United Kingdom

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

	Voting Items	Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Andrew Snyder	For
1b.	Jonathan Gear	For
1c.	Valeria Alberola	For
1d.	Michael Angelakis	For
1e.	Jane Okun Bomba	For
1f.	Usama N. Cortas	For
1g.	Suzanne Heywood	For
1h.	Adam T. Levyn	For
1i.	Anthony Munk	For
1j.	Wendell Pritchett	For
1k.	Richard W. Roedel	For
1l.	Saurabh Saha	For
2.	APPROVAL, ON AN ADVISORY, NON-BINDING BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.	For
3.	RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS.	For

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual General Meeting or any continuation, postponement or adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V41323-P04636